                      COMMISSION RECEIVABLES SALE AGREEMENT

                           DATED AS OF 6th June, 2005

                                     between

                            BARCLAY SHIPPING LIMITED,

                                   as Seller,

                                       and

                        CAPITAL MARITIME & TRADING CORP.,

                                    as Buyer

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Exhibits
--------
Exhibit I     Other Definitions
Exhibit II    Schedule of Commission Receivables
Exhibit III   Commission Agreements

Schedules
---------
Schedule A    Closing Documents

                     COMMISSION RECEIVABLES SALE AGREEMENT

         COMMISSION RECEIVABLES SALE AGREEMENT, dated as of 6th June 2005, by and between BARCLAY SHIPPING LIMITED, a Liberian corporation ("Seller"), and
CAPITAL MARITIME & TRADING CORP., a Marshall Islands corporation ("Buyer").

         Unless defined elsewhere herein, capitalized terms used in this
Agreement shall have the meanings assigned to such terms in Exhibit I hereto.

                             PRELIMINARY STATEMENTS

         Seller now owns the right to receive certain commission payments listed in Exhibit II hereto (the "Commission Receivables") from Hyundai Mipo Dockyard
Co., Ltd. (the "Obligor") in accordance with and on the terms set forth under the Commission Agreements (the "Commission Agreements") attached hereto as
Exhibit III. Seller wishes to sell, assign and transfer to Buyer, and Buyer wishes to purchase from Seller, all of Seller's right, title and interest in and to such Commission Receivables. Seller and Buyer intend the transactions contemplated hereby to be true sales of the Commission Receivables from Seller to Buyer, providing Buyer with the full benefits of ownership of the Commission
Receivables.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                        AMOUNTS AND TERMS OF THE PURCHASE

         SECTION 1.1 SALE AND PURCHASE OF COMMISSION RECEIVABLES.
                     -------------------------------------------

         (a) On the date hereof (the "Purchase Date"), in consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, Seller does hereby sell, assign, transfer, set-over and otherwise convey to Buyer, without recourse (except to the extent expressly provided herein), and
Buyer does hereby purchase from Seller (the "Purchase"), all of Seller's right, title and interest in and to all Commission Receivables having an aggregate
Original Balance of $9,408,000. In accordance with the preceding sentence, on the date hereof Buyer shall acquire all of Seller's right, title and interest in and to all Commission Receivables. Buyer shall be obligated to pay the Purchase
Price for the Commission Receivables purchased hereunder in accordance with
Section 1.2.
         (b) It is the intention of the parties hereto that the Purchase of
Commission Receivables made hereunder shall constitute a sale, which sale is absolute and irrevocable and provides Buyer with the full benefits of ownership of the Commission Receivables. Except for the Purchase Price Credits owed pursuant to Section 1.3, the transfer of

Commission Receivables hereunder is made without recourse to Seller; provided, however, that (i) Seller shall be liable to Buyer for all representations, warranties, covenants and indemnities made by Seller pursuant to this Agreement, and (ii) such transfer does not constitute and is not intended to result in an assumption by Buyer or any assignee thereof of any obligation of Seller or any other Person arising in connection with the Commission Receivables, the related
Commission Agreements or any other obligations of Seller, including any obligations of Seller or any other Person arising from, relating to or in connection with any commissions paid by Obligor to Seller or any other Person in respect of any Commission Agreement.

         SECTION 1.2 PAYMENT FOR THE PURCHASE.
                     ------------------------

         With respect to the Purchase, the aggregate price to be paid by Buyer to Seller for such Purchase (the "Purchase Price") shall equal (subject to adjustment for any Purchase Price Credit adjustments described below) the product of (A) the Original Balance of such Commission Receivables on the
Purchase Date, multiplied by (B) one minus a Discount Factor of 5.312% (which percentage is equal to the sum of the three-year U.S. Treasury rate on April 13,
2005 and 1%). For the avoidance of doubt, the Purchase Price as calculated in accordance with the terms of this Section 1.2 is $8,908,247.04. The Discount
Factor is a percentage that has been calculated to provide Buyer with a reasonable return on its investment in the Commission Receivables after taking account of (i) the time value of money based upon the anticipated dates of collection of the Commission Receivables and the cost to Buyer of financing its investment in the Commission Receivables during such period and (ii) the risk of nonpayment by the Obligor.

         The Purchase Price shall be payable in full by Buyer to Seller on the date hereof, and shall be paid to Seller by delivery of immediately available funds to the account designated by Seller or as otherwise directed by Seller;
provided, however, that notwithstanding Buyer's payment of the Purchase Price on the date hereof, the Purchase Price may be adjusted from time to time by any
Purchase Price Credits described in Section 1.3 that may arise after the
Purchase of the Commission Receivables.

         SECTION 1.3 PURCHASE PRICE CREDIT ADJUSTMENTS.
                     ---------------------------------

         If, after the Purchase Date:

         (a)   a Commission Receivable is:
(i) canceled or terminated by, or refundable to, Obligor as a result of
Obligor's cancellation, rescission and/or termination of a related Shipbuilding
Contract ("Contract") for any reason other than the failure of Buyer or any subsidiary of Buyer to pay the Obligor or otherwise to meet any of its or their other obligations under any Commission Agreement or related Contract, or
(ii) reduced or canceled as a result of or in respect of any claim by any Person against Seller (whether such claim arises out of the same or a related transaction or an unrelated transaction), or

(iii) reduced as a result of any cash discount or any adjustment or otherwise by
Seller or any Affiliate of Seller, or

(iv) reduced or canceled on account of the failure of Seller or any Affiliate of
Seller to pay the Obligor or otherwise to meet any of its or their other obligations under any Commission Agreement or related Contract, or

         (b) any of the representations and warranties set forth in Section
2.1(g), Section 2.1(i), Section 2.1(k), Section 2.1(l) or Section 2.1(m) are not
true when made or deemed made with respect to any Commission Receivable, then, in such event, Buyer shall be entitled to a credit (each, a "Purchase Price
Credit") against the Purchase Price otherwise payable hereunder equal to the sum of (A) the amount of any such reduction, cancellation or refund of the
Commission Receivable and (B) any interest owed to the Obligor calculated in accordance with the terms of the applicable Commission Agreement, and Seller shall pay to Buyer the amount of such Purchase Price Credit in cash immediately.
Simultaneously with the payment of any Purchase Price Credit by Seller in respect of a Commission Receivable under Section 1.3(b), such Commission
Receivable shall immediately and automatically be sold, assigned, transferred and reconveyed (without recourse) by Buyer to Seller without any further action by Buyer or any other Person.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         SECTION 2.1 REPRESENTATIONS AND WARRANTIES OF SELLER.
                     ----------------------------------------

         Seller hereby represents and warrants to Buyer on the date hereof that:

(a) Existence and Power. It is duly organized under the laws of its jurisdiction of organization and it is validly existing and in good standing under the laws of its jurisdiction of organization. It is duly qualified to do business and is in good standing as a foreign entity, and has and holds all organizational power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to do so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.
(b) Power and Authority; Due Authorization, Execution and Delivery. Its
execution and delivery of this Agreement, and the performance of its obligations hereunder, are within its organizational powers and authority and have been duly authorized by all necessary organizational action on its part. This Agreement has been duly executed and delivered by it.
(c) No Conflict. Its execution and delivery of this Agreement, and the performance of its obligations hereunder do not contravene or violate (i) its organizational documents, (ii) any law, rule or regulation applicable to it,
(iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any lien, security interest, charge or encumbrance, or other right or claim in, of or on any
Commission Receivable

in favor of any other Person (each an "Adverse Claim") (except as created hereunder), except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.
(d) Governmental Authorization. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for its due execution and delivery of this Agreement and the performance of its obligations hereunder.
(e) Actions, Suits. There are no actions, suits or proceedings pending, or to the best of its knowledge, threatened, against or affecting it, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. It is not in default with respect to any order of any court, arbitrator or governmental body that could reasonably be expected to have a Material Adverse Effect.
(f) Binding Effect. This Agreement constitutes its legal, valid and binding obligations, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
(g) Accuracy of Information. All information heretofore furnished in writing by it or any of its Affiliates to Buyer (or its assigns) for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by it or any of its Affiliates to Buyer
(or its assigns) will be, true and accurate in every material respect on the date such information is stated or certified.
(h) Ownership. Immediately prior to the Purchase hereunder, it owns and has legal and equitable ownership of the Commission Receivables, free and clear of any Adverse Claim and Seller has not received any notice of the intention of
Obligor to terminate, repudiate or otherwise fail to pay any Commission
Receivable.
(i) Compliance with Law. Each Commission Receivable, together with the
Commission Agreement related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Commission Agreement is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.
(j) Compliance with Commission Agreements. It and its Affiliates have complied in all material respects with the Commission Agreement related to each
Commission Receivable, and has not made any material change to such Commission
Agreement, except such material change as to which Buyer (or its assigns) has been notified in writing.
(k) Payments to Seller. With respect to each Commission Receivable transferred to Buyer hereunder, the Purchase Price received by it constitutes reasonably equivalent value in consideration therefor. No transfer by it of any Commission
Receivable hereunder is or may be voidable under any section of any bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally applicable to it.
(l) Enforceability of Commission Agreements. Each Commission Agreement with respect to each Commission Receivable is effective to create, and has created, a legal, valid and

binding obligation of the Obligor to pay the Original Balance of the Commission
Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
(m) Accounting. Such Seller will account for the transactions contemplated by this Agreement as being true sales.

                                   ARTICLE III

                             CONDITIONS OF PURCHASE

         SECTION 3.1 CONDITIONS PRECEDENT TO PURCHASE.
                     --------------------------------

         The Purchase under this Agreement is subject to the conditions precedent that Buyer shall have received on or before the Closing Date those documents listed on Schedule A attached hereto.

                                   ARTICLE IV

                                    COVENANTS

         SECTION 4.1 AFFIRMATIVE COVENANTS OF SELLER.
                     -------------------------------

         Until the date on which Buyer has received or should have received all
Commission Receivables pursuant to the terms of each respective Commission
Agreement, Seller hereby covenants, as to itself, as set forth below:

(a) Information. Promptly provide, from time to time, such information, documents, records or reports relating to the Commission Receivables as Buyer
(or its assigns) may from time to time reasonably request in order to protect the interests of Buyer (and its assigns) under or as contemplated by this
Agreement.
(b) Compliance with Commission Agreements. It will timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Commission Agreements related to the Commission Receivables.
(c) Ownership. It will take all necessary action to establish and maintain, irrevocably in Buyer legal and equitable title to the Commission
Receivables, in each case, free and clear of any Adverse Claims other than
Adverse Claims in favor of Buyer (and its assigns). To the extent Seller receives payment of any Commission Receivable from Obligor following the
Purchase on the Purchase Date, Seller will promptly forward any such payment to
Buyer (without any deduction, set-off or withholding).

         SECTION 4.2 NEGATIVE COVENANTS OF SELLER.
                     ----------------------------

         Until the date on which Buyer has received or should have received all
Commission Receivables pursuant to the terms of each respective Commission
Agreement, Seller hereby covenants that:

(a) Sales, Liens. It will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Commission Receivable or upon or with respect to any Commission Agreement under which any Commission
Receivable arises, or assign any right to receive income with respect thereto
(other than, in each case, as provided for herein), and it will defend the right, title and interest of Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under it. It shall not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any Commission
Receivable.
(b) Accounting for Purchase. It will not, and will not permit any Affiliate to, account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than the sale and/or contribution and absolute assignment of the Commission Receivables by it to
Buyer or in any other respect account for or treat the transactions contemplated hereby in any manner other than as a sale and/or contribution and absolute assignment of the Commission Receivables by it to Buyer except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.

                                    ARTICLE V

                                 INDEMNIFICATION

         SECTION 5.1 INDEMNITIES BY SELLER.
                     ---------------------

         Without limiting any other rights that Buyer may have hereunder or under applicable law, Seller hereby agrees to indemnify (and pay upon demand to)
Buyer and its assigns, officers, directors, agents and employees (each an
"Indemnified Party") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable and documented attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this
Agreement or the acquisition, either directly or indirectly, by Buyer of an interest in the Commission Receivables, excluding, however:
(a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from bad faith, gross negligence or willful misconduct on the part of the Indemnified
Party seeking indemnification;
(b) Indemnified Amounts to the extent the same includes losses in respect of
Commission Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

(c) taxes imposed by any jurisdiction in which such Indemnified Party is organized, its principal executive office is located or it does business, on or measured by the net income of such Indemnified Party; provided, however, that nothing contained in this sentence shall limit the liability of Seller or limit the recourse of Buyer to Seller for amounts otherwise specifically provided to be paid by Seller under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, but subject in each case to clauses
(a), (b) and (c) above, Seller shall indemnify Buyer for Indemnified Amounts relating to or resulting from:
(i) any representation or warranty made by Seller (or any officers of Seller)
under or in connection with this Agreement, or any other information or report delivered by Seller pursuant hereto for which Buyer has not received a Purchase
Price Credit that shall have been false or incorrect in any material respect when made or deemed made;
(ii) the failure by the Seller to comply in any material respect with any applicable law, rule or regulation with respect to any Commission Receivable or
Commission Agreement related thereto, or the nonconformity in any material respect of any Commission Receivable or Commission Agreement included therein with any such applicable law, rule or regulation or any failure of Seller to keep or perform in any material respect any of its obligations, express or implied, with respect to any Commission Agreement;
(iii) any failure of Seller to perform in any material respect its duties, covenants or other obligations in accordance with the provisions of this
Agreement;
(iv) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Commission Receivable
(including, without limitation, a defense based on such Commission Receivable or the related Commission Agreement not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);
(v) any investigation, litigation or proceeding related to or arising from this
Agreement, the transactions contemplated hereby, the use of the proceeds of the
Purchase Price hereunder, the ownership of the Commission Receivables or any other investigation, litigation or proceeding relating to Seller in which any
Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;
(vi) any inability to litigate any claim by Buyer against any Obligor in respect of any Commission Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;
(vii) any failure to vest and maintain vested in Buyer, or to transfer to Buyer, legal and equitable title to, and ownership of, the Commission Receivables, in each case, free and clear of any Adverse Claim;
(viii) any action or omission by Seller which reduces or impairs the rights of
Buyer with respect to any Commission Receivable or the value of any such
Commission Receivable;
(ix) any attempt by any Person to void the Purchase hereunder under statutory provisions or common law or equitable action; and
(x) the failure of any Commission to be an eligible or viable Commission
Receivable at the time acquired by Buyer.

                                   ARTICLE VI

                                  MISCELLANEOUS

         SECTION 6.1 WAIVERS AND AMENDMENTS.
                     ----------------------

(a) No failure or delay on the part of Buyer (or its assigns) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this
Agreement shall be effective only in the specific instance and for the specific purpose for which given.
(b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by Seller and Buyer.

         SECTION 6.2 PROTECTION OF OWNERSHIP INTERESTS OF BUYER.
                     ------------------------------------------

(a) Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be reasonably necessary or desirable, or that Buyer (or its assigns) may reasonably request, to perfect, protect or more fully evidence the interest of
Buyer hereunder and in the Commission Receivables, or to enable Buyer (or its assigns) to exercise and enforce their rights and remedies hereunder or with respect to the Commission Receivables, including (but not limited to) directing that Obligor make all payments of all amounts due or that become due under any or all Commission Agreements be made directly to Buyer or its designee.
(b) If Seller fails to perform any of its obligations hereunder after giving effect to any applicable grace or cure period, Buyer (or its assigns) may (but shall not be required to) perform, or cause performance of, such obligations, and Buyer's (or such assigns') costs and expenses incurred in connection therewith shall be payable by Seller.

         SECTION 6.3 LIMITATION OF LIABILITY.
                     -----------------------

         Except with respect to any claim arising out of the bad faith, willful misconduct or gross negligence, no claim may be made by any party to this agreement or other Person, against any other party to this agreement or their respective affiliates, directors, officers, employees, counsel, representatives, agents or attorneys-in-fact for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this
Agreement, or any act, omission or event occurring in connection therewith, and each party hereby waives, releases and agrees not to sue upon any claim for such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         SECTION 6.4 CHOICE OF LAW.
                     -------------

         THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE
INTERNAL LAWS OF ENGLAND.

         SECTION 6.5 DISPUTE RESOLUTION.
                     ------------------

         Buyer and Seller agree to mandatory arbitration proceedings for resolution of all disputes involving, directly or indirectly, any matter
(whether sounding in tort, contract or otherwise) in any way arising out of, related to, or connected with this Agreement, any document executed by Seller pursuant to this Agreement or the relationship established hereunder or thereunder in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof, and judgment upon any award rendered in the arbitration proceeding may be entered in any court having jurisdiction thereof. The arbitration shall be held in London, England, or at another location if it can be selected by mutual agreement. Any arbitration award may grant a reimbursement to the prevailing party of all of its fees and expenses, including reasonable attorneys' fees. Without waiving any right to arbitration under this Agreement, any party may apply to any court having jurisdiction hereof and seek injunctive relief so as to maintain the status quo until such time as the arbitration decision is rendered or the controversy is resolved.

         SECTION 6.6 INTEGRATION; BINDING EFFECT; ASSIGNMENT; SURVIVAL OF TERMS.

(a) This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.
(b) This Agreement shall be binding upon and inure to the benefit of Seller,
Buyer and their respective successors and permitted assigns (including any trustee in bankruptcy). Seller may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Buyer.
Buyer may assign at any time its rights and obligations hereunder and interests herein or in any Commission Receivable to any other Person without the consent of Seller. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by Seller pursuant to Article II and (ii) the indemnification and payment provisions of Article V shall be continuing and shall survive any termination of this Agreement.

         SECTION 6.7 COUNTERPARTS; SEVERABILITY; SECTION REFERENCES.
                     ----------------------------------------------

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page by facsimile shall be

                                       10

effective as delivery of a manually executed counterpart of this Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                      BARCLAY SHIPPING LIMITED, as Seller

                                      By: /s/ Panayiotis Vrettos
                                          ----------------------------
                                      Name:  Panayiotis Vrettos
                                      Title: Sole Director

                                      CAPITAL MARITIME & TRADING CORP.,
                                      as Buyer

                                      By: /s/ Gregory Timagenis
                                          ----------------------------
                                      Name:  Gregory Timagenis
                                      Title: Chairman
                                             by authority of the Board

                                       11

                                    Exhibit I

                                Other Definitions
                                -----------------

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling or controlled by such Person or any
Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

         "Material Adverse Effect" means a material adverse effect on (i) the financial condition of the Seller, (ii) the ability of the Seller to perform its obligations under this Agreement, (iii) the legality, validity or enforceability of this Agreement, (iv) the Buyer's interest in the Commission Receivables generally or in any material portion of the Commission Receivables, or (v) the collectibility of the Commission Receivables generally or of any material portion of the Commission Receivables.

         "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                                       12

                                   Exhibit II

                       Schedule of Commission Receivables
                       ----------------------------------


                                                                               REMAINING
              COMMISSION AGREEMENT               ORIGINAL BALANCE       UNDISCOUNTED BALANCE
Commission Agreement dated December 19, 2003         $  3,654,000            $  3,288,600
         (Hull Nos. 0311-0316)
Commission Agreement dated February 16, 2004            2,700,000               2,430,000
         (Hull Nos. 0410-0413)
Commission Agreement dated July 15, 2004                  692,000                 553,600
         (Hull No. 0442)
Commission Agreement dated July 15, 2004                  692,000                 553,600
         (Hull No. 0443)
Commission Agreement dated July 15, 2004                  692,000                 553,600
         (Hull No. 0444)
Commission Agreement dated July 15, 2004                  754,000                 678,600
         (Hull No. 0445)
Commission Agreement dated July 15, 2004                  750,000                 675,000
         (Hull No. 0446)
Commission Agreement dated July 15, 2004                  750,000                 675,000
         (Hull No. 0447)

                                   TOTAL           $10,684,000.00           $9,408,000.00



                                       13

                                   Exhibit III

                   Commission Agreements (attached) Schedule A
                   ----------------------

         Documents to be Delivered to Buyer on or Prior to the Purchase
         --------------------------------------------------------------

1.    Executed copies of the Commission Receivables Sale Agreement, duly executed by the parties thereto.

2.    Copy of each Commission Agreement to attach to the Commission Receivables
Sale Agreement as an Exhibit.

3.    A certificate of Seller's secretary certifying a copy of the resolutions of the board of directors of Seller, authorizing Seller's execution, delivery and performance of the Commission Receivables Sale Agreement and the other documents to be delivered by it thereunder; and

4.    Executed copies of (i) all consents from and authorizations by any
Persons, (ii) assignments evidencing the transfer and sale of the Commission
Receivables from Seller to Buyer and (iii) all waivers and amendments to existing credit facilities, which are necessary in connection with the
Commission Receivables Sale Agreement.

                                       14